SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated June 30, 2009
to Prospectus and Statement of Additional Information Dated May 1, 2009

Effective June 30, 2009, the Prospectus is updated to reflect a change in Portfolio Managers to Series Z (Alpha Opportunity Series). Christi Fletcher is the person primarily responsible for the fixed income and futures subaccounts of the Series. The Prospectus is further updated by deleting the section, "Portfolio Managers — Series Z — Alpha Opportunity Series — Steve Bowser," and replacing it with the following:

SERIES Z (ALPHA OPPORTUNITY SERIES)

Christina Fletcher, Portfolio Manager of the Investment Manager, has co-managed Series Z (Alpha Opportunity Series) and Rydex|SGI Alpha Opportunity Fund since June 2009 and has managed Series C (Money Market Series) since August 2004. Prior to joining the Investment Manager in 2004, she was with Horizon Cash Management, LLC as a Portfolio Manager and Credit Analyst since 2000. From 1998 to 2000, Ms. Fletcher served as a Senior Money Market Trader for Scudder Investments. From 1996 to 1998, she served as a Securities Specialist for the State Teachers Retirement System, Ohio, and from 1995 to 1996, she served as a Custody Administrator for Investors Fiduciary Trust Company. Ms. Fletcher earned a Bachelor of Science degree in Finance from Southwest Missouri State University.

Effective June 30, 2009, the Statement of Additional Information is updated as follows:

In the "Directors and Officers" section, the chart is updated to remove references to Steven Bowser.

In "Portfolio Managers — Security Investors, LLC — Series Z," the section is updated to remove the reference to Steven Bowser, and the Series Z discussion is supplemented as follows:

Series C and Series Z  — Christina Fletcher is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of Series C and a portion of Series Z. As of June 1, 2009, Ms. Fletcher beneficially owned no shares of Series C or Series Z.

In "Portfolio Managers — Other Accounts Managed by Portfolio Managers," the section is updated to remove the reference to Steven Bowser, and Christina Fletcher's information is supplemented as follows:

Other Accounts Managed by Portfolio Managers  — The following table identifies, as of December 31, 2008, the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed by each Portfolio Manager, with the exception of Christina Fletcher, whose information is as of June 1, 2009.

Portfolio Manager Series	Registered Investment Companies (Other than the Series Listed)		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Christina Fletcher Series C	1	$61.6 million	0	$0	3	$242,000

Please Retain This Supplement for Future Reference